Exhibit 99.1
S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

C O N F I D E N T I A L 2 General The information contained in this Investor Presentation (“Presentation”) has been prepared by Nutex Health Inc. (“NUTX” or the “Company”) for investors, solely for informational purposes. The Presentation has been prepared to assist prospective investors in making their own evaluation of the Company and does not purport to be all inclusive or to contain all of the information a prospective or existing investor may desire. The Presentation shall not form the basis of any contract or commitment. Information provided in this Presentation speaks only as of the date hereof and is subject to change. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this Presentation. This Presentation does not constitute investment, legal, tax or other advice, and does not take into consideration the investment objectives, financial situation or particular needs of any particular investor. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that NUTX will achieve or is likely to achieve any particular future result. While NUTX is not aware of any misstatements regarding any information in this Presentation, neither NUTX or any of its respective affiliates, officers, directors or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Readers of this Presentation should consult their own counsel and tax and financial advisors as to legal and related matters concerning the information described herein. This Presentation does not purport to contain all the information or factors that may be required to make a full analysis of NUTX. Viewers of this Presentation should each make their own evaluation of NUTX and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation also contains estimates and other statistical data made by independent parties and by NUTX relating to market size and growth and other data about NUTX’s industry and peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. To the fullest extent permitted by law, in no circumstances will NUTX or any of its subsidiaries, affiliates, representatives, directors, officers, advisers or agents be liable for any direct, indirect or consequential losses arising from the use of this Presentation, the information contained within this Presentation, or otherwise arising in connection therewith, including any investment in shares of NUTX. In addition, projections, assumptions, and estimates of NUTX’s future performance and the future performance of the markets in which NUTX competes are necessarily subject to a high degree of uncertainty and risk. Disclaimer

C O N F I D E N T I A L 3 Certain statements and information included in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. When used in this Presentation, the words or phrases “will”, "will likely result," "expected to," "will continue," "anticipated," "estimate," "projected," "intend," “goal,” or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the control of the Company. Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in laws or regulations, including the interim final and final rules implemented under the No Surprises Act , economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s ability to compete, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition and the ability of the Company to obtain future financing. An extensive list of factors that can affect future results are discussed in "Part I, Item IA. Risk Factors" in our Annual Report on Form 10-K for the period ended December 31, 2022, and in our Current Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and other documents filed from time to time with the Securities and Exchange Commission. Such factors could materially adversely affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this Presentation. Forward looking statements

C O N F I D E N T I A L 5 Agenda 1 Business Overview 2 Appendix

Management Team With Deep Experience in Healthcare



Thomas T. Vo, M.D., MBA
Chief Executive Officer
RICE UNIVERSITY — Master of Business Administration
Houston Methodist Leading Medicine — ER Physician



Warren Hosseinion, M.D.
President
CLINIGENCE HOLDINGS — CEO
apollomed — Co-Founder & CEO



Jon Bates, MBA, CPA
Chief Financial Officer
USPh U.S. Physical Therapy, Inc. — VP of Accounting
Commerciant — CFO & CAO



Josh DeTillio
Chief Operating Officer
HARVARD UNIVERSITY — Master of Public Health
HCA Healthcare — CEO, Palm West Hospital, HCA



Michael Chang, M.D.
Chief Medical Officer
Houston Texans — Team Physician
Vanderbilt University — Emergency Medicine Residency



Lawrence Schimmel, M.D.
Chief Medical Information Officer
CLINIGENCE HOLDINGS — Chief Medical Officer
QualMetrix — Co-Founder & CMO



Elisa Luqman, J.D., MBA
Chief Legal Officer (SEC) & Secretary
CLINIGENCE HOLDINGS — CFO & General Counsel
iGambit — CFO & General Counsel



Pamela Montgomery, R.N., J.D.
Chief Legal Officer (Healthcare) & Secretary
Texas Woman's University — Adjunct Professor
Texas Children's Hospital — Registered Nurse

CONFIDENTIAL 6

C O N F I D E N T I A L 7 Investment Highlights Well-positioned for major trends in a large and attractive market (high-quality, medium-acuity patient-centric hospital with inpatient care and value-based outpatient care) 1 Deep value proposition to the healthcare ecosystem from our comprehensive portfolio of coordinated assets, and the synergistic relationship between our population health division and hospital division, delivering high-quality, cost-effective care and high levels of patient satisfaction. 2 3 Long-term alignment with local Patients, Physicians, and Payors. A win/win/win for all 3 stakeholders: Multiple levers for long-term growth with 22 opened micro-hospital facilities in 2023; 5 hospitals slated for 2024, and 5 slated for 2025. 4 Cost of Real Estate is financed by third party private investors and limits effect on Nutex Health cash flow. 6 New Risk Bearing Network to complement hospital locations in Houston and South Florida. This is in addition to the existing network in Los Angeles. 5 Strong management team and Board of Directors with unparalleled expertise in the industry and proven ability to execute 7 Ground level investment opportunity for third party capital and physicians alike. 8

C O N F I D E N T I A L 8 Our mission, vision, and values To make exceptional concierge-level health care more accessible to all communities, with a practice centered on patient experience and satisfaction Our Mission To be leaders in individualized patient care and innovators in the future of healthcare Our Vision Patient care is our number one priority – every single decision that we make as a company revolves around creating the best possible patient care Our Values

Nutex at-a-glance

- Owns and operates a comprehensive and **integrated care delivery platform** comprised of:
  - **Hospital Division**
    - Develops and operates a network of micro-hospitals, specialty hospitals, and hospital outpatient departments
    - A micro-hospital is a small hospital including a full-functioning Emergency Room (“ER”), 4-10 inpatient suites and operated by Board-Certified Emergency Physicians
    - Represents ~90% of Revenue in 2022
    - **22 opened micro-hospital facilities in 2023; 5 hospitals to be opened for 2024, and 5 planned for 2025.**
  - **Population Health Management Division**
    - Risk-bearing provider networks / IPAs[1]
    - Cloud-based population health analytics platform
    - MSO[2] that provides support services to physician groups including affiliated IPAs
    - **1 opened IPA in Los Angeles; 2 new IPAs in Houston and South Florida, with one additional expected in 2024[3]**
- **Designed for Physician Leadership and Alignment**
  - Physician equity ownership in public company and real estate
  - Care quality incentive payments
  - Attracts and retains leading physician and team members

Company Highlights



22	900+	>95%	30,000+	3.5M	10,700+
owned and operated facilities	physicians	physician retention rate since inception	lives under management	active patient records on the population health platform	data sources

Note: Company Highlights reflect values as of [Q3 2023]. [1] IPA refers to Independent Practice Associations. [2] MSO refers to Management Services Organizations [3]Houston and South Florida IPAs are operational, but not expected to open until 2024.

CONFIDENTIAL 9

C O N F I D E N T I A L 10 Overview of Nutex’s hospital division Nutex’s Innovative Micro-Hospitals Meet their served Communities Demand for Higher Acuity Care What we do  Network of strategically located, state-of-the-art micro-hospitals across the U.S. which service ER visits at equivalent cost  Provide immediate and convenient access to both emergency services and in-patient services  Offer direct admission to hospitals (if needed) Where we are  Fulfills underserved healthcare segment of communities in need of access to emergency and inpatient services provided by Board Certified Physicians  Target suburban, high traffic locations to facilitate ease of access and achieve high local visibility  “In Your Face” Go-To-Market Our care model  Patient-friendly and cost-effective setting  Full clinical staff and open 24 hours, seven days a week  Wait times drastically lower than traditional ER settings  Best-in-class care delivered by friendly and attentive teams Next Generation Design Serves All Stakeholders 1 Additional Sources: CDC, National Hospital Ambulatory Medical Care Survey: 2018 Emergency Department Summary Tables. 1 Based on management estimates. High volume emergency room visits  Overwhelming ~140 million visit burden on limited ER infrastructure Lack of convenience  Traditional hospital or ER settings can be unpleasant1  Wait times tend to be very long (>100 minute median wait time) Address Challenges of Traditional Care Access Points Micro-Hospital Revenue Model  Reimbursed by private insurance companies as a hospital provider  Collect at median in-network rates for outpatient emergency and in-patient services  No balance billing

C O N F I D E N T I A L 11 Nutex’s micro-hospitals treat over 95% of ER acuities at a fraction of the wait time Abdominal Pain Chest Pain Broken Bones Injuries and Wounds Flue-like Symptoms Vomiting / Diarrhea Cough Headaches Young adults (18~35) Represents ~31% of patients 1 Source: CDC, National Hospital Ambulatory Survey: 2018 ED Summary Tables 2 The remaining 8% for the U.S. ER average is attributed to no triage 3 BCBS is comprised of 8 different independent State Payors Plus BCBS Federal … Experiencing a variety of ailments We treat a wide range of patient demographics… Pediatrics (<18) Represents 18% of patients Adults (35+) Represents ~51% of patients Comparing the percentage of patients treated at NUTX to U.S. ER Averages Nutex’s facilities require lower staffing and capital obligations while delivering improved quality of care, with an average patient wait time of 15 – 30 minutes U.S. National Average ER Acuity Levels Acuity Level NUTX Average National Average ∆ 1 1% 5% (4%) 2 5% 28% (23%) 3 59% 44% 15% 4 27% 14% 13% 5 8% 1% 7% 1 Non-urgent (Rash) 2 Semi Urgent (Simple laceration) 3 Urgent (Abdominal pain) 4 Emergent (Asthma attack) 5 Immediate (Cardiac arrest) 90% of ER acuities are levels 2 – 4 and are covered at Nutex’s micro-hospitals

C O N F I D E N T I A L 12 Turn-key de novo strategy delivering compelling and scalable facility economics De Novo Facility Profile De Novo Rollout Timeline Services / Staffing ◼ Provide emergency, inpatient care, outpatient imaging, outpatient labs, minor procedures, etc. ◼ ER Physician, RNs, Radiology Technologists, EMT with on-call Hospitalist on staff at all times Size & Beds ◼ ~18,000 sq ft ◼ 4-10 in-patient beds; 6-10 emergency rooms Site Selection and Evaluation ◼ Target densely populated suburban and underserved markets (with a focus on populations covered by commercial payers) ◼ Evaluate demographics, real estate costs, coverage and competitive landscape ◼ Conduct regulatory and state / municipality research Cost ◼ Capex – around $3.5-4mm per facility to open ◼ Cost of real estate – roughly $15-20mm per facility Profitability ◼ Typical facility is cash flow positive within ~12-13 months ◼ Achieve breakeven at ~15-20 patients per day Growth ◼ Pipeline of in-development and early planning facilities; expect to build +5 facilities per year1 ◼ Embedded growth of newly opened facilities to maturity supported by marketing and other business development ◼ Expand service line offerings ◼ Hub and spoke model including new types such as Urgent Care Task Timing Identify Optimal Markets > 18 months before entry Evaluate Site Feasibility 12 - 18 months before entry Build Sites 0 - 12 months leading to entry Accelerated Market Growth and Expansion Ongoing (once site is open) Total time frame for opening a typical new facility is ~18 months 1 Management guidance per FY 2022 10K filing. Nutex plans to nearly double its facility footprint by mid-2025 with 4 facilities opened in 2023, 5 new facilities in 2024, 5 in 2025.

Overview of Nutex's population health management division

- **Clinigence Health**
  - Cloud-based SaaS platform that provides analytics-driven solutions to payors and providers to optimize clinical, utilization and financial performance
  - Integrates both claims and clinical data from multiple sources to deliver clinical, utilization and financial reports

- **ProCare MSO**
  - Management services organization that provides revenue cycle management, utilization management, medical management, coding and other services for Nutex and non-Nutex IPAs

- **Nutex IPAs (Independent Practice Associations)**
  - Networks of physicians that contract with payors and manage the cost of care of patients
  - IPAs are risk-bearing organizations and may take partial or full risk
  - Nutex currently operates IPAs in Los Angeles, Houston, and South Florida[1]
  - Nutex anticipates launching 2-3 new IPAs annually around its micro-hospitals

CLINIGENCE

+

PROCARE MANAGEMENT SERVICES ORGANIZATION

+

NUTEX HEALTH

Definitions: ACO: Accountable Care Organization; CQM: Clinical Quality Measure; EHR: Electronic Health Record; HCC: Hierarchical Condition Categories; HMO: Health Maintenance Organization; IPA: Independent Practitioner Association; MSO: Management Services Organization; RAF: Risk Adjustment Factor; SaaS: Software-as-a-Service 1 Houston and South Florida IPAs are operational, but not expected to open until 2024

CONFIDENTIAL 13

Overview of Nutex's population health management division

CLINIGENCE

Company Highlights

- **Clinigence Health:**
  - Clients include IPAs ACOs, MSOs, payors, hospitals and physicians in over 30 states
  - 3.5 Million active medical records on the platform
  - Integrates both discrete clinical data and claims data from multiple HER and claims systems
  - In order for risk-bearing organizations to successfully assume financial risk for their patients, they need to really know their providers and patients well. Our platform provides this critical information.

- **Some of the Key Reports that the platform generates include:**
  - Clinical quality reporting (STAR, HEDIS, MIPS, ACO reports)
  - Gaps in care
  - Risk stratification of patients (generates a risk score for each patient)
  - Provider utilization dashboard (ie. ER Visits/1000, Admits/1000, Beddays/1000, LOS)
  - Physician performance dashboard (quality, utilization and financial performance)
  - Predictive analytics
  - Coding Optimization (RAF scores)
  - Identification of patients that may qualify for palliative or hospice care

Definitions: ACO: Accountable Care Organization; CQM: Clinical Quality Measure; EHR: Electronic Health Record; HCC: Hierarchical Condition Categories; HMO: Health Maintenance Organization; IPA: Independent Practitioner Association; MSO: Management Services Organization; RAF: Risk Adjustment Factor; SaaS: Software-as-a-Service

CONFIDENTIAL 14

Overview of Nutex's population health management division

PROCARE
MANAGEMENT SERVICES ORGANIZATION

Company Highlights

- **ProCare MSO**
  - ProCare is a full service Managed Services Organization (MSO) that operates in Southern and Northern California. ProCare understands that our Independent Physician Associations (IPA), Medical Groups, and Accountable Care Organizations (ACO) pride themselves on their distinct coordinated quality of care, provider networks, and reputations.
  - By connecting your members to our team of highly experienced healthcare executives with over 30 years of experience in healthcare management, ProCare MSO increases efficiency, effectiveness, and overall quality of managed healthcare.

- **Our management services organization provides the following services for both Nutex and non-Nutex organizations:**
  - Contracting with payors/HMOs
  - Contracting with providers (physicians, hospitals, SNFs, etc)
  - Claims processing
  - Credentialing of providers
  - Utilization management
  - Inpatient and outpatient case management
  - High-risk care management
  - Provider relations
  - Member relations
  - Quality management
  - Coding optimization
  - Medical director services
  - Concurrent and retrospective reviews
  - Inpatient and outpatient authorizations
  - Finance/IBNR services
  - Health plan audits

Definitions: ACO: Accountable Care Organization; CQM: Clinical Quality Measure; EHR: Electronic Health Record; HCC: Hierarchical Condition Categories; HMO: Health Maintenance Organization; IPA: Independent Practitioner Association; MSO: Management Services Organization; RAF: Risk Adjustment Factor; SaaS: Software-as-a-Service

CONFIDENTIAL 15

Overview of Nutex's population health management division

NUTEX HEALTH

Company Highlights

- **Nutex IPAs (Independent Practice Associations)**
  - An IPA is a network physicians that contracts with payors and manages the total care of patients
  - Our IPAs are risk-bearing organizations: they assume either partial or full risk
  - Partial risk: IPA is responsible for paying physicians only
  - Full risk: IPA is responsible for paying physicians and hospitals as well as other providers
  - Our IPAs pay physicians either via fee-for-service or capitation

- **Nutex operates 3 IPAs:**
  - Clinical quality reporting (STAR, HEDIS, MIPS, ACO reports)
  - AHP IPA (Los Angeles): 25,000 patients, 140+ primary care physicians, 400+ specialists
  - Houston Physicians IPA: 1200+ patients, 70+ primary care physicians
  - South Florida: 4200+ patients, 120+ primary care physicians
  - Phoenix Physicians IPA: is expected to be operational in **2024**.

Definitions: ACO: Accountable Care Organization; CQM: Clinical Quality Measure; EHR: Electronic Health Record; HCC: Hierarchical Condition Categories; HMO: Health Maintenance Organization; IPA: Independent Practitioner Association; MSO: Management Services Organization; RAF: Risk Adjustment Factor; SaaS: Software-as-a-Service : Houston and South Florida IPAs are operational, but not expected to open until 2024

CONFIDENTIAL 16

Our vision is to create a coordinated, integrated, risk-bearing care delivery model

NUTEX HEALTH



Network of micro-hospitals
Robust back-office teams
Billing & collections
Patient-centric healthcare provider
Technology enabled value-based network
Risk-bearing provider networks
Data analysis
MSO services

Today **Micro-hospitals**	→	Future State **Value-based care**

First-of-its-kind integrated healthcare delivery model

- Pioneering platform which combines a **national network of patient-centric micro-hospitals** with **wraparound technology-enabled primary care capabilities**
  - Proven track record in providing **high-quality, more cost-efficient care** relative to traditional hospital care setting
  - Supported by proprietary, cloud-based technology system that **analyzes and aggregates data across its entire healthcare delivery platform**
  - Robust care coordination capabilities with active patient management to **improve outcomes for all parties** and **drive greater payor adoption**
- **Unique physician-led structure and ownership model** drives superior patient experience and quality outcomes

CONFIDENTIAL 17

C O N F I D E N T I A L 18 Nutex Health Differentiators ◼ Micro-Hospital ◼ Clean, new facilities with private rooms ◼ Reduced Emergency Department wait-times: average 15- 30 minutes versus hours ◼ 24/7/365 accessibility ◼ Increased patient convenience and patient satisfaction ◼ Higher reimbursement rates than an urgent care center or doctor’s office ◼ Less costly to build than a larger hospital ◼ Quicker way to expand geographic footprint ◼ Engaged ED physicians with less physician burnout Nutex Health has two divisions: The Micro-Hospital Division and the Population Health Division ◼ Population Health Management: ◼ Expertise in providing high quality, cost-efficient care ◼ Expertise in managing complex, chronically ill patients ◼ Leverage integrated platform to actively manage patients and enhance care coordination. Micro-hospital emergency departments can be used as high-risk clinics and post-discharge clinics ◼ Built on the emerging trend of value-based care ◼ Data analytics: past, present and predictive ◼ Ability to take financial risk profitably The combination of the two divisions is expected to increase volumes to the micro-hospitals while reducing medical expenses on the IPA side, resulting in decreased medical loss ratios (MLRs).

Our focus areas represent a massive market opportunity

Population Health Value-Based Care

Population Health Management Division

I) **Clinigence –** cloud-based SaaS and data analytics enable providers to optimize clinical outcomes and financial performance
II) **Procare –** an MSO that provides healthcare administration and management services
III) **AHP –** Southern California risk-bearing IPA; 900+ Physicians with 30K+ lives

Total Addressable Market ~$280 billion

Total Emergency Department Market

- All payors
- All levels of acuity
- Open 24/7, 365
- ER services, advanced imaging, scheduled procedures, testing and lab services to adult and pediatric patients

Targeted Addressable Market ~$110 billion

Targeted Emergency Department Market

- ER services, inpatient, outpatient imaging, outpatient labs, minor procedures, etc.
- Suburban and underserved markets
- Commercial pay Emergency Department ("ED") visits
- Mid-acuity (emergent to semi-urgent) cases

Source: U.S. Department of Commerce, U.S. Department of Health and Human Services Centers for Disease Control and Prevention, National Hospital Ambulatory Medical Care Survey: 2018 Emergency Department Summary Tables
Note: 2022 Segal Health Plan Cost Trend Survey Report indicates the average cost of an ER visit to be as high as ~$1,900

CONFIDENTIAL 19

How we got here

Developing a Thesis

Pre-2008:

- Dr. Vo develops patient-centric philosophies for emergent medicine inspired by 20+ years as ER physician

2008-2011:

- Dr. Vo opens various Emergency Centers in Houston

***2011*:**

- Nutex Health is founded

2014:

- Tyvan LLC, a billing and coding company, a Nutex subsidiary, is established

Building Nutex

Year	2015	2016 - 2018	2019-2020	2021-2023
# of Facilities	1	5	17	22
# of States[1]	1	1	8	9
Milestones	Opened **first** micro-hospital facility in Texarkana, TX	Continued expansion in Texas by adding **4** new facilities	Strong de-novo growth; added **12** micro-hospitals across **7** new states	Continued expansion in existing states, development of pop health platform in CA



Nutex built via a methodical expansion strategy, powered by unparalleled industry expertise

[1] State count includes IPA locations.

CONFIDENTIAL 20

Selected External Growth Opportunities

Core Nutex Opportunities

IPA Development
- Acquire or start IPAs
- Increase capitation and full-risk contracting

Facility Development
- Acquire and transition facilities into micro-hospitals
- Hospital outpatient licensing
- Improve MLR on risk-bearing contracting

Strategic Geographies
- Enter new markets
- Add density in served markets
- Certificate of Need states

Service Line Expansion
- Brick and mortar support needs across psych, telemedicine and others
- After-hours urgent care
- Support IPA care delivery

Emerging Nutex and Micro-Hospital Opportunities

Joint Ventures
- Develop and operate facilities on behalf of health systems

Digital Health
- Telehealth support
- Radiology AI

Partnerships
- Employer direct health
- Support additional models to augment patient volume

Emerging Care Models
- Continuous care model support
- Chronic disease management network

CONFIDENTIAL 21

C O N F I D E N T I A L 22 Nutex strategic response to the No Surprises Act (NSA) Our Strategic Response Actions: Maximizing our claims coding efficiency, increasing efforts to collect co-pays and co-insurance 1 6 Focus on growing IPA side of the business, which is minimally affected by the NSA 3 Making appeals for additional payment of claims for periods before and after the NSA final rule was adopted through the IDR process 4 Targeting favorable contracts with new insurers and with existing contracted providers 5 Working with both local and national legislatures to enforce the NSA rules and guidelines for Insurers ◼ The No Surprises Act (“NSA”) is a federal law that took effect January 1, 2022, to protect consumers from most instances of “surprise” balance billing ◼ Nutex Health prides itself as a leader in billing transparency and does not engage in balance billing ◼ The NSA limits the amount an insured patient will pay for emergency services furnished by an out-of-network provider ◼ The NSA limits payments to a statutorily calculated “median in-network rate” (Qualified Payment Amount or “QPA”) ◼ Insurers often initially pay lower amounts than the QPA, which commonly leads to an arbitration process known as Independent Dispute Resolution (“IDR”) ◼ Recent legal and regulatory developments support returning to a normalized process ◼ October 27, 2023 the Departments of HHS, Labor, and the Treasury, along with the Office of Personnel Management, released a proposed rule on the NSA’s Federal IDR process. The proposed rules would allow: better communication between health plans and providers, open negotiations through a centralized Federal IDR portal, improved IDR eligibility determinations and batching ability of claims. ◼ August 24, 2023 the U.S. District Court in the Eastern District of Texas in TMA III ruled to vacate several aspects of the regulations mandating the methodology for the QPA calculation. In particular, the court prohibited the inclusion of "ghost rates" as part of the QPA calculation and QPA calculations that are not based on the same or similar specialty. Having a dedicated IDR team to accelerate resubmission of claims under the IDR process 2

Financial Overview

Historical Financials - Annual

($ in millions)



Revenue
Adjusted EBITDA
$97
NA
$274
$115
$332
$145
$219
$13
FY2019
FY2020
FY2021
FY2022

Commentary

- FY2022 Hospital Division Revenue of $199mm
- FY2022 Population Health Division revenue of $21mm
- $34mm cash and equivalents as of 12/31/2022
- Several initiatives underway to power a strong growth path ahead:
  - Solidifying revenue cycle management to respond to the IDR process related to NSA
  - Increasing efforts to collect co-pays and co-insurance
  - Prioritizing the signing of favorable contracts with insurers
  - Accelerating contracts with local physicians to join IPAs
  - Ramping up marketing efforts

Note: FY2019 consolidated EBITDA is not available per publics filings. 2021 results benefitted from higher patient volumes due to COVID-19 related cases. Adjusted EBITDA is a non-GAAP financial measure. For additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures, see "Non-GAAP Financial Measures" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 9, 2023.

CONFIDENTIAL 23

C O N F I D E N T I A L 24 Financial Overview Historical Financials - Quarterly Commentary ▪ Net revenue of $62.7 million for 3rd Quarter 2023. ▪ Net cash from operating activities of $2.0 million. ▪ Adjusted EBITDA of $1.3 million. ▪ As of September 30, 2023, the Company had total assets of $480 million, including cash and cash equivalents of $26.8 million ($ in millions) Note: FY2019 consolidated EBITDA is not available per publics filings. 2021 results benefitted from higher patient volumes due to COVID-19 related cases. Adjusted EBITDA is a non-GAAP financial measure. For additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures, see "Non-GAAP Financial Measures" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 9, 2023.

Board of Directors With Deep Experience in Healthcare



Thomas T. Vo, M.D., MBA
Chief Executive Officer



Warren Hosseinion, M.D.
President and Director



John Waters
Director and Chair of the Audit Committee

- Mr. Waters is a former Senior Partner at Arthur Andersen (1967-2001) with exceptional leadership skills in mergers and acquisitions.
- John served as Chief Financial Officer of Avantair Inc., and raised $60 million in capital for this company.
- Mr. Waters is a Certified Public Accountant, a member of AICPA and the New York State Society of CPA's.



Danniel Stites, M.D.
Director

- Dr. Stites is Board Certified in Emergency Medicine and continues to work full time as an ER physician.
- He is one of only a few state certified EMS physicians and is currently the Medical Director for EMS agencies across the state.



Cheryl Grenas, R.N., MSN
Director

- Ms. Grenas currently serves as the Chief Nursing Officer at Behavioral Hospital of Bellaire and was a consultant to start-up and existing freestanding emergency departments in the Houston Metropolitan area.
- Ms. Grenas served in the US Navy for 20 years, achieved the rank of Lieutenant Commander, and is a veteran of two deployments in support of Operation Iraqi Freedom (2005) and Operation Enduring Freedom (2011).



Mike Reed
Director

- Mr. Reed was President and CEO of Team Health Hospital Medicine, a division of TeamHealth, a publicly-traded company that was acquired by Blackstone in 2017.
- He served as the Chief Operating Officer of Pinnacle Health System, a health care solutions company providing outpatient, inpatient, claims, billing, and medical management.



Mitchell Creem
Director

- Mr. Creem has spent over 30 years as a "C-level" executive of various healthcare organizations.
- Mr. Creem has served as President of The Bridgewater Healthcare Group and the CEO and CAO of Verity Health System, a six-hospital system in California.
- He served as the CFO and Board Member of Apollo Medical Holdings, Inc. (NASDAQ: AMEH)

CONFIDENTIAL 25

C O N F I D E N T I A L 26 Investment Highlights Well-positioned for major trends in a large and attractive market (high-quality, medium-acuity patient-centric hospital with inpatient care and value-based outpatient care) 1 Deep value proposition to the healthcare ecosystem from our comprehensive portfolio of coordinated assets, and the synergistic relationship between our population health division and hospital division, delivering high-quality, cost-effective care and high levels of patient satisfaction. 2 3 Long-term alignment with local Patients, Physicians, and Payors. A win/win/win for all 3 stakeholders: Multiple levers for long-term growth with 22 opened micro-hospital facilities in 2023; 5 hospitals slated for 2024, and 5 slated for 2025. 4 Cost of Real Estate is financed by third party private investors and limits effect on Nutex Health cash flow. 6 New Risk Bearing Network to complement hospital locations in Houston and South Florida. This is in addition to the existing network in Los Angeles. 5 Strong management team and Board of Directors with unparalleled expertise in the industry and proven ability to execute 7 Ground level investment opportunity for third party capital and physicians alike. 8